UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 13, 2003

Commission File Number	001-09589

PMC CAPITAL, INC

(Exact name of registrant as specified in its charter)

FLORIDA	59-2338439

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18111 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200

(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1 Press Release dated May 13, 2003.

Item 9. Regulation FD Disclosure

     On May 13, 2003, PMC Capital, Inc. (the “Company”) issued a press release describing its results of operations for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report. The information under this caption is furnished by the Company pursuant to Item 12. Results of Operations and Financial Condition, under Item 9 of Form 8-K in accordance with the Securities and Exchange Commission Release No. 34-47583. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 15, 2003

PMC CAPITAL, INC.

By:	/s/ Barry N. Berlin Barry N. Berlin, Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated May 13, 2003.